MASTR Asset Securitization Trust Series 2003-8 (gp2)

Whole Loan 15YR Fixed-Rate

Deal Size

$250mm approx.

GWAC

5.29% +/-10bps

WAM

178 +/- 2 months

California

45.0% approx.

WA FICO

730 approx.

WA LTV

60.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

1.25% approx.

Pricing Speed

325% PSA

Settlement Date

08/29/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MASTR Asset Securitization Trust Series 2003-8

Whole Loan 30YR Fixed-Rate

Deal Size

$400mm approx.

GWAC

5.70% +/-10bps

WAM

358 +/- 2 months

California

50.0% max.

Cash Out

25% approx.

WA FICO

730 approx.

WA LTV

70.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

2.90% approx.

Pricing Speed

300% PSA

Settlement Date

08/29/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 5% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MASTR Asset Securitization Trust Series 2003-8 (gp4)

Whole Loan 15YR Fixed-Rate

Deal Size

$90mm approx.

GWAC

5.27% +/-10bps

WAM

178 +/- 2 months

California

100.0% approx.

WA FICO

730 approx.

WA LTV

55.0% approx.

Cash Out

15.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

1.25% approx.

Pricing Speed

325% PSA

Settlement Date

08/29/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 5% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MASTR Asset Securitization Trust Series 2003-8 (gp5)

Whole Loan 20YR Fixed-Rate

Deal Size

$32mm approx.

GWAC

5.72% +/-10bps

WAM

238 +/- 2 months

California

29.8% approx.

WA FICO

734 approx.

WA LTV

65.8% approx.

Cash Out

20.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

2.00% approx.

Pricing Speed

325% PSA

Settlement Date

08/29/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 5% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MASTR Asset Securitization Trust Series 2003-8

Whole Loan 30YR Fixed-Rate

Deal Size

$400mm approx.

GWAC

5.76% +/-10bps

WAM

358 +/- 2 months

California

100.0%

Cash Out

25% approx.

WA FICO

730 approx.

WA LTV

65.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

2.90% approx.

Pricing Speed

325% PSA

Settlement Date

08/29/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

MASTR Asset Securitization Trust Series 2003-8

Whole Loan 30YR Fixed-Rate

Deal Size

$130mm approx.

GWAC

5.72% +/-10bps

WAM

358 +/- 2 months

California

50.0% approx.

Cash Out

25% approx.

WA FICO

730 approx.

WA LTV

70.0% approx.

AAA Ratings

2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level

2.90% approx.

Pricing Speed

300% PSA

Settlement Date

08/29/03

Depositor

Mortgage Asset Securitization Transactions, Inc.

Master Servicer/Bond Administrator

Wells Fargo Bank Minnesota, NA

All numbers approximate.

All tranches subject to 10% size variance.

5% Cleanup Call

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.